SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                         FORM 8-K

                      CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 27, 2004
                                                (October 29, 2004)

                  TrustCo Bank Corp NY


        (Exact name of registrant as specified in its charter)

                             New York
            (State or other jurisdiction of incorporation)


            0-10592                                        14-1630287
------------------------------------         --------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)


         5 Sarnowski Drive, Glenville, New York 12302
         (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code: (518) 377-3311
                                                     --------------





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TrustCo Bank Corp NY


Item 5.    Other Events

           A press release was issued on October 27, 2004 stating in a September 13, 2004 report from the Dow Jones News Wire TrustCo Bank Corp NY ranked 2nd in dividend yield under the Bank
           Sector Category at 4.59%. Attached is the press release labeled as exhibit 99(a).




Item 7     (c) Exhibits


           Reg S-K Exhibit No.          Description
                99(a)                   Press release dated October 27, 2004
                                        stating in a September 13,2004 report
                                        from the Dow Jones News Wire TrustCo
                                        Bank Corp NY ranked 2nd in dividend
                                        yield under the Bank Sector Category
                                        at 4.59%.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 29, 2004

                                           TrustCo Bank Corp NY
                                           (Registrant)


                                           By:/s/ Robert T. Cushing
                                           ----------------------------
                                              Robert T. Cushing
                                              Executive Vice President and
                                              Chief Financial Officer





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                                   Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                  Page
------------------         ----------------------------                -------
         99(a)             Press release dated October 27,               5
                           2004,   stating in a September 13, 2004
                           report from the Dow Jones News Wire
                           TrustCo Bank Corp NY ranked 2nd in
                           Dividend yield under the Bank Sector
                           Category at 4.59%.



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                                                            Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                News Release
---------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                               NASDAQ - TRST

                 Robert M. Leonard
                 Administrative Vice President
                 518-381-3693

FOR IMMEDIATE RELEASE:

               TRUSTCO PLACES 2ND AS TOP YIELDING STOCK

Glenville, New York - October 27, 2004 - In a September 13, 2004 report from the Dow Jones News Wire TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) ranked 2nd in dividend yield in the Bank Sector Category.

Robert J. McCormick, President and Chief Executive Officer indicated, "We are proud that TrustCo continues to be recognized as a Top Yielding Stock, and understand the importance of returning excess capital in the form of dividends to our shareholders."

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 71 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department.
The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.





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